UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001701638
JPMCC Commercial Mortgage Securities Trust 2017-JP6
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682518
Starwood Mortgage Funding VI LLC
(Exact name of sponsor as specified in its charter)

New York	333-206361-10	38-4032165 38-4032166 38-7187253
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 834-9708
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The 245 Park Avenue Mortgage Loan, which constituted approximately 12.5% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of May 30, 2017, relating to the 245 Park Avenue Trust 2017-245P filed as Exhibit 99.4 to the Current Report on Form 8-K filed on June 16, 2017 (the “245P TSA”).  Effective April 13, 2021, pursuant to Section 7.1(d) of the 245P TSA, AEGON USA Realty Advisors, LLC (“AEGON Advisors”), an Iowa limited liability company, was removed as special servicer of the 245 Park Avenue Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the 245 Park Avenue Mortgage Loan under the 245P TSA.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of April 13, 2021, the 245 Park Avenue Mortgage Loan will be specially serviced, if necessary, pursuant to the 245P TSA, by Situs Holdings.  The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ Bradley J. Horn
Bradley J. Horn, Executive Director

Date:  April 13, 2021